A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one share of Common Stock, $0.01 par value per share, and one Warrant to purchase one share of Common Stock	GIPRU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	GIPR	The Nasdaq Stock Market LLC
Warrants included as part of the units	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 is hereby incorporated by reference.

In connection with sale of the Over-Allotment Units, the Company issued to Maxim Group LLC (or its designee) warrants to purchase 14,850 shares of Common Stock (the “Over-Allotment Representative’s Warrants”). The Representative’s Warrants have an exercise price equal to $12.50.

The Representative’s Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of such agreement contained herein is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated September 2, 2021 (the “Current Report”), on September 8, 2021, the Company consummated a public offering (the “IPO”) of 1,500,000 units (the “Units”). Each Unit consists of one share of common stock, $0.01 par value per share (“Common Stock”), and one warrant exercisable for one share of Common Stock (the “Investor Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $15,000,000.

As previously disclosed in the Current Report, the Company granted the underwriters a 30-day option to purchase up to 225,000 additional Units to cover over-allotments, if any.

On September 30, 2021, the underwriters partially exercised the over-allotment option and purchased an additional 165,000 Units (the “Over-Allotment Units”), generating gross proceeds of $1,650,000. Simultaneously with the sale of the Over-Allotment Units, the Company issued to Maxim Group LLC an additional Representative’s Warrant to purchase 14,850 shares of Common Stock having the same terms as the previously announced Representative’s Warrant issued on September 8, 2021.  The additional Representative’s Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the description thereof contained herein is qualified in its entirety by reference to such exhibit.

On September 30, 2021, the Company issued a press release announcing the closing of the underwriters’ option to purchase additional Units. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Representative’s Warrant, dated September 30, 2021 (filed herewith)
99.1	Press Release issued on September 30, 2021
EX-104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: September 30, 2021	By:	/s/ Richard Russell
Richard Russell
Chief Financial Officer